SUBSIDIARY	3 Months Ended
Mar. 31, 2015
Notes to Financial Statements
Note 24 - SUBSIDIARY

Acquisition of Cellular of Miami Beach, Inc.

On January 20, 2015, FTA entered into an Asset Purchase Agreement with Roger Ng, the owner of all of the issued and outstanding shares of capital stock of the Seller and completed its acquisition of the Seller through its issuance of sixty shares of the Company’s Preferred Series B stocks, and twenty-five thousand dollars’ worth of ($25,000) Promissory Note. Said Promissory Note will not carry any interest and matures one year from the date of the closing of this Transaction. The entry into the Asset Purchase Agreement was approved by Unanimous Written Consent of the Board of Directors of the Company without a meeting on January 19, 2015.

In accordance with the terms of the Agreement, the Seller shall validly and effectively grant, sell, convey, assign, transfer and deliver to FTA, upon and subject to the terms and conditions of this Agreement, all of the Seller’s right, title and interest in and to (i) the business as a going concern, and (ii) certain of the Seller’s assets set forth in the Agreement, properties and rights constituting the business or used in the business, which are described in this Agreement, free and clear of all liens, pledges, security interests, charges, claims, restrictions and encumbrances of any nature whatsoever, and (iii) all of the Seller’s rights, title and interest in the name “Cellular of Miami Beach, Inc.,” or any derivative thereof.

Incorporation Of Subsidiary

On February 2, 2015, we incorporated a wholly-owned subsidiary with name of Glophone International in the State of Florida, USA. Mr. Abraham Dominguez Cinta is appointed as the Director and President of the Subsidiary. Mr. Eduardo Paz is appointed as the Secretary of the Subsidiary.